Exhibit 99.2

EXHIBIT 99.2 IBM Consolidated (GAAP) Results as Adjusted for Discontinued Operations With the completion of the separation of Kyndryl on November 3, 2021, management is providing historical results as adjusted for discontinued operations in accordance with the requirements of U.S. Generally Accepted Accounting Principles (GAAP). Kyndryl’s historical operational activity will be presented as discontinued operations in the company’s Consolidated Financial Statements beginning in the fourth quarter of 2021. Non-GAAP Financial Information Operating and Pro Forma Operating (non-GAAP) earnings In an effort to provide transparency into the operational results of the business, management has provided operating (non-GAAP) earnings from continuing operations and pro forma operating (non-GAAP) earnings from continuing operations (referred to in Exhibit 1 of Exhibit 99.1 of this Form 8-K as Post-separation Baseline Operating Net Income), non-GAAP measures that exclude the effects of certain acquisition-related charges, intangible asset amortization, expense resulting from basis differences on equity method investments, retirement-related costs and their related tax impacts. Due to the unique, non-recurring nature of the enactment of the U.S. Tax Cuts and Jobs Act (U.S. tax reform), management characterizes the one-time provisional charge recorded in the fourth quarter of 2017 and adjustments to that charge as non-operating. Adjustments include true-ups, accounting elections and any changes to regulations, laws, audit adjustments, etc. that affect the recorded one-time charge. For acquisitions, operating and pro forma operating (non-GAAP) earnings exclude the amortization of purchased intangible assets and acquisition-related charges such as in-process research and development, transaction costs, applicable retention, restructuring and related expenses, tax charges related to acquisition integration and pre-closing charges, such as financing costs. These charges are excluded as they may be inconsistent in amount and timing from period to period and are significantly impacted by the size, type and frequency of the company’s acquisitions. All other spending for acquired companies is included in earnings from continuing operations and in both operating and pro forma operating (non-GAAP) earnings. For retirement-related costs, management characterizes certain items as operating and others as non-operating, consistent with GAAP. The company includes defined benefit plan and nonpension postretirement benefit plan service costs, multi-employer plan costs and the cost of defined contribution plans in operating earnings. Non-operating retirement-related costs include defined benefit plan and nonpension postretirement benefit plan amortization of prior service costs, interest cost, expected return on plan assets, amortized actuarial gains/losses, the impacts of any plan curtailments/settlements and pension insolvency costs and other costs. Non-operating retirement-related costs are primarily related to changes in pension plan assets and liabilities which are tied to financial market performance, and the company considers these costs to be outside of the operational performance of the business. The pro forma operating (non-GAAP) earnings also includes management adjustments that did not meet the requirements to be presented as discontinued operations. Management adjustments include certain general corporate overhead costs associated with labor and benefits for shared resources transferred to Kyndryl that the company does not intend to backfill. Management believes the resource transfers and costs which were used as the basis for the management adjustments are reasonable and representative of the labor-based cost reductions the company will realize after the separation of Kyndryl. Overall, management believes that supplementally providing investors with a view of operating and pro forma operating (non-GAAP) earnings as described above provides increased transparency and clarity into both the operational results of the business and the performance of the company’s pension plans; improves visibility to management decisions and their impacts on operational performance; enables better comparison to peer companies; and allows the company to provide a long-term strategic view of the business going forward. The tables below reconcile the non-GAAP financial information contained in Exhibit 7 of the investor relations article which was posted to IBM’s Investor Relations website on December 27, 2021 and is included as Exhibit 99.1 in this Form 8-K:

U.S GAAP to NON-GAAP RESULTS RECONCILIATION
(Unaudited: Dollars in millions except per share amounts)

1Q 2021 CONTINUING OPERATIONS

	GAAP CONT OPS REPORTED	DISC OPS ADJUSTMENTS	CONTINUING OPS AS ADJUSTED	ACQUISITION ADJUSTMENTS	RETIREMENT ADJUSTMENTS	TAX REFORM IMPACTS	OPERATING
Gross Profit	8,204	1,177	7,027	174	-	-	7,201
Gross Profit Margin	46.3%	25.9%	53.3%	1.3Pts	-	-	54.6%
SG&A	5,174	487	4,688	(288)	-	-	4,399
RD&E	1,630	14	1,616	0	-	-	1,616
I/P & Custom Development Income	(147)	(1)	(146)	0	-	-	(146)
Other Income & Expense	362	16	346	(1)	(332)	-	13
Interest Expense	280	0	280	0	0	-	280
Total Expense & Other Income	7,299	516	6,784	(289)	(332)	-	6,162
Pre-Tax Income	905	662	244	463	332	-	1,039
PTI Margin	5.1%	14.6%	1.8%	3.5Pts	2.5Pts	-	7.9%
Tax	(51)	109	(160)	132	33	19	25
Tax Rate	-5.6%	16.5%	-65.5%	41.9Pts	24.2Pts	1.8Pts	2.4%
Net Income	956	553	403	330	299	(19)	1,013
Net Income Margin	5.4%	12.2%	3.1%	2.5Pts	2.3Pts	(0.1)Pts	7.7%
Diluted EPS	1.06	0.61	0.45	0.37	0.33	-0.02	1.12

2Q 2021 CONTINUING OPERATIONS

	GAAP CONT OPS REPORTED	DISC OPS ADJUSTMENTS	CONTINUING OPS AS ADJUSTED	ACQUISITION ADJUSTMENTS	RETIREMENT ADJUSTMENTS	TAX REFORM IMPACTS	OPERATING
Gross Profit	9,004	1,152	7,852	179	-	-	8,031
Gross Profit Margin	48.0%	25.4%	55.2%	1.3Pts	-	-	56.5%
SG&A	5,334	485	4,849	(294)	-	-	4,555
RD&E	1,657	15	1,641	0	-	-	1,641
I/P & Custom Development Income	(135)	(2)	(133)	0	-	-	(133)
Other Income & Expense	315	13	302	(1)	(317)	-	(16)
Interest Expense	281	0	281	0	0	-	281
Total Expense & Other Income	7,451	511	6,940	(294)	(317)	-	6,329
Pre-Tax Income	1,552	641	912	474	317	-	1,702
PTI Margin	8.3%	14.2%	6.4%	3.3Pts	2.2Pts	-	12.0%
Tax	227	126	101	105	53	(14)	246
Tax Rate	14.7%	19.7%	11.1%	3.1Pts	1.0Pts	(0.8)Pts	14.5%
Net Income	1,325	515	810	368	264	14	1,456
Net Income Margin	7.1%	11.4%	5.7%	2.6Pts	1.9Pts	0.1Pts	10.2%
Diluted EPS	1.47	0.57	0.90	0.41	0.29	0.01	1.61

U.S GAAP to NON-GAAP RESULTS RECONCILIATION
(Unaudited: Dollars in millions except per share amounts)

3Q 2021 CONTINUING OPERATIONS

	GAAP CONT OPS REPORTED	DISC OPS ADJUSTMENTS	CONTINUING OPS AS ADJUSTED	ACQUISITION ADJUSTMENTS	RETIREMENT ADJUSTMENTS	TAX REFORM IMPACTS	OPERATING
Gross Profit	8,171	1,064	7,106	183	-	-	7,290
Gross Profit Margin	46.4%	24.4%	53.6%	1.4Pts	-	-	55.0%
SG&A	4,860	554	4,306	(288)	-	-	4,018
RD&E	1,621	14	1,606	0	-	-	1,606
I/P & Custom Development Income	(153)	(1)	(153)	0	-	-	(153)
Other Income & Expense	234	(9)	244	(1)	(318)	-	(74)
Interest Expense	291	0	290	0	0	-	290
Total Expense & Other Income	6,852	559	6,293	(289)	(318)	-	5,687
Pre-Tax Income	1,319	506	813	472	318	-	1,603
PTI Margin	7.5%	11.6%	6.1%	3.6Pts	2.4Pts	-	12.1%
Tax	188	413	(224)	102	55	0	(67)
Tax Rate	14.3%	81.6%	-27.6%	14.5Pts	8.9Pts	0.0Pts	-4.2%
Net Income	1,130	93	1,037	370	262	0	1,670
Net Income Margin	6.4%	2.1%	7.8%	2.8Pts	2.0Pts	0.0Pts	12.6%
Diluted EPS	1.25	0.10	1.14	0.41	0.29	0.00	1.84

3Q YTD 2021 CONTINUING OPERATIONS

	GAAP CONT OPS REPORTED	DISC OPS ADJUSTMENTS	CONTINUING OPS AS ADJUSTED	ACQUISITION ADJUSTMENTS	RETIREMENT ADJUSTMENTS	TAX REFORM IMPACTS	OPERATING
Gross Profit	25,379	3,394	21,985	537	-	-	22,522
Gross Profit Margin	46.9%	25.3%	54.1%	1.3Pts	-	-	55.4%
SG&A	15,368	1,526	13,842	(870)	-	-	12,972
RD&E	4,907	43	4,863	0	-	-	4,863
I/P & Custom Development Income	(435)	(4)	(431)	0	-	-	(431)
Other Income & Expense	911	20	891	(2)	(967)	-	(77)
Interest Expense	852	0	852	0	0	-	852
Total Expense & Other Income	21,603	1,585	20,017	(872)	(967)	-	18,179
Pre-Tax Income	3,776	1,808	1,968	1,409	967	-	4,343
PTI Margin	7.0%	13.5%	4.8%	3.5Pts	2.4Pts	-	10.7%
Tax	365	648	(282)	340	141	6	204
Tax Rate	9.7%	35.8%	-14.4%	12.5Pts	6.5Pts	0.1Pts	4.7%
Net Income	3,411	1,160	2,250	1,069	825	(6)	4,139
Net Income Margin	6.3%	8.6%	5.5%	2.6Pts	2.0Pts	(0.0)Pts	10.2%
Diluted EPS	3.77	1.28	2.49	1.18	0.91	-0.01	4.58

U.S GAAP to NON-GAAP RESULTS RECONCILIATION
(Unaudited: Dollars in millions except per share amounts)

1Q 2020 CONTINUING OPERATIONS

	GAAP CONT OPS REPORTED	DISC OPS ADJUSTMENTS	CONTINUING OPS AS ADJUSTED	ACQUISITION ADJUSTMENTS	RETIREMENT ADJUSTMENTS	TAX REFORM IMPACTS	OPERATING
Gross Profit	7,922	1,143	6,779	186	-	-	6,965
Gross Profit Margin	45.1%	24.8%	52.3%	1.4Pts	-	-	53.8%
SG&A	5,955	685	5,270	(280)	-	-	4,990
RD&E	1,625	18	1,607	0	-	-	1,607
I/P & Custom Development Income	(116)	(1)	(115)	0	-	-	(115)
Other Income & Expense	182	13	169	(1)	(253)	-	(84)
Interest Expense	326	(0)	326	0	0	-	326
Total Expense & Other Income	7,972	716	7,256	(280)	(253)	-	6,723
Pre-Tax Income	(49)	428	(477)	466	253	-	242
PTI Margin	-0.3%	9.3%	-3.7%	3.6Pts	2.0Pts	-	1.9%
Tax	(1,226)	38	(1,264)	104	(25)	149	(1,037)
Tax Rate	2484.0%	9.0%	265.0%	(467.1)Pts	(287.2)Pts	61.5Pts	-427.8%
Net Income	1,176	389	787	362	278	(149)	1,279
Net Income Margin	6.7%	8.4%	6.1%	2.8Pts	2.1Pts	(1.2)Pts	9.9%
Diluted EPS	1.31	0.43	0.88	0.40	0.31	-0.17	1.43

2Q 2020 CONTINUING OPERATIONS

	GAAP CONT OPS REPORTED	DISC OPS ADJUSTMENTS	CONTINUING OPS AS ADJUSTED	ACQUISITION ADJUSTMENTS	RETIREMENT ADJUSTMENTS	TAX REFORM IMPACTS	OPERATING
Gross Profit	8,700	1,089	7,610	186	-	-	7,796
Gross Profit Margin	48.0%	24.1%	55.9%	1.4Pts	-	-	57.3%
SG&A	5,248	498	4,750	(280)	-	-	4,470
RD&E	1,582	18	1,564	0	-	-	1,564
I/P & Custom Development Income	(203)	(1)	(202)	0	-	-	(202)
Other Income & Expense	179	14	165	(1)	(262)	-	(98)
Interest Expense	323	0	323	0	0	-	323
Total Expense & Other Income	7,129	529	6,600	(281)	(262)	-	6,057
Pre-Tax Income	1,571	561	1,010	466	262	-	1,739
PTI Margin	8.7%	12.4%	7.4%	3.4Pts	1.9Pts	-	12.8%
Tax	209	118	91	104	42	0	237
Tax Rate	13.3%	21.1%	9.0%	3.6Pts	1.1Pts	0.0Pts	13.6%
Net Income	1,362	443	919	362	220	0	1,502
Net Income Margin	7.5%	9.8%	6.8%	2.7Pts	1.6Pts	0.0Pts	11.0%
Diluted EPS	1.52	0.49	1.03	0.40	0.25	0.00	1.68

U.S GAAP to NON-GAAP RESULTS RECONCILIATION
(Unaudited: Dollars in millions except per share amounts)

3Q 2020 CONTINUING OPERATIONS

	GAAP CONT OPS REPORTED	DISC OPS ADJUSTMENTS	CONTINUING OPS AS ADJUSTED	ACQUISITION ADJUSTMENTS	RETIREMENT ADJUSTMENTS	TAX REFORM IMPACTS	OPERATING
Gross Profit	8,430	1,193	7,237	179	-	-	7,416
Gross Profit Margin	48.0%	25.8%	55.9%	1.4Pts	-	-	57.3%
SG&A	4,647	361	4,286	(274)	-	-	4,012
RD&E	1,515	17	1,498	0	-	-	1,498
I/P & Custom Development Income	(134)	(2)	(133)	0	-	-	(133)
Other Income & Expense	253	14	238	(1)	(279)	-	(41)
Interest Expense	323	0	323	0	0	-	323
Total Expense & Other Income	6,603	390	6,213	(275)	(279)	-	5,659
Pre-Tax Income	1,827	802	1,024	454	279	-	1,756
PTI Margin	10.4%	17.4%	7.9%	3.5Pts	2.2Pts	-	13.6%
Tax	128	140	(12)	101	35	(21)	104
Tax Rate	7.0%	17.4%	-1.1%	6.1Pts	2.2Pts	(1.2)Pts	5.9%
Net Income	1,698	663	1,036	352	244	21	1,653
Net Income Margin	9.7%	14.3%	8.0%	2.7Pts	1.9Pts	0.2Pts	12.8%
Diluted EPS	1.89	0.74	1.15	0.39	0.27	0.02	1.84

4Q 2020 CONTINUING OPERATIONS

	GAAP CONT OPS REPORTED	DISC OPS ADJUSTMENTS	CONTINUING OPS AS ADJUSTED	ACQUISITION ADJUSTMENTS	RETIREMENT ADJUSTMENTS	TAX REFORM IMPACTS	OPERATING
Gross Profit	10,523	1,284	9,238	176	-	-	9,414
Gross Profit Margin	51.7%	27.4%	58.9%	1.1Pts	-	-	60.0%
SG&A	7,232	976	6,256	(283)	-	-	5,973
RD&E	1,611	19	1,592	0	-	-	1,592
I/P & Custom Development Income	(173)	(2)	(171)	0	-	-	(171)
Other Income & Expense	247	17	230	(1)	(278)	-	(49)
Interest Expense	317	0	317	0	0	-	317
Total Expense & Other Income	9,234	1,010	8,224	(283)	(278)	-	7,662
Pre-Tax Income	1,289	275	1,014	459	278	-	1,752
PTI Margin	6.3%	5.9%	6.5%	2.9Pts	1.8Pts	-	11.2%
Tax	25	200	(175)	102	156	(18)	66
Tax Rate	1.9%	72.8%	-17.3%	10.4Pts	11.7Pts	(1.0)Pts	3.7%
Net Income	1,264	75	1,190	357	122	18	1,686
Net Income Margin	6.2%	1.6%	7.6%	2.3Pts	0.8Pts	0.1Pts	10.8%
Diluted EPS	1.41	0.08	1.32	0.40	0.14	0.02	1.88

U.S GAAP to NON-GAAP RESULTS RECONCILIATION (Unaudited: Dollars in millions except per share amounts) FY 2020 CONTINUING OPERATIONS GAAP CONT OPS REPORTED DISC OPS ADJUSTMENTS CONTINUING OPS AS ADJUSTED ACQUISITION ADJUSTMENTS RETIREMENT ADJUSTMENTS TAX REFORM IMPACTS OPERATING Gross Profit Gross Profit Margin SG&A RD&E I/P & Custom Development Income Other Income & Expense Interest Expense Total Expense & Other Income Pre-Tax Income PTI Margin Tax Tax Rate Net Income Net Income Margin Diluted EPS 35,575 48.3% 23,082 6,333 (626) 861 1,288 30,937 4,637 6.3% (864) -18.6% 5,501 7.5% 6.13 4,710 25.5% 2,520 71 (5) 58 0 2,645 2,065 11.2% 496 24.0% 1,569 8.5% 1.75 30,865 55.9% 20,561 6,262 (620) 802 1,288 28,293 2,572 4.7% (1,360) -52.9% 3,932 7.1% 4.38 726 1.3Pts (1,117) 0 0 (2) 0 (1,119) 1,845 3.3Pts 411 25.3Pts 1,434 2.6Pts 1.60 - - - - - (1,073) 0 (1,073) 1,073 1.9Pts 208 14.1Pts 864 1.6Pts 0.96 - - - - - - - - - - 110 2.0Pts (110) (0.2)Pts -0.12 31,591 57.3% 19,445 6,262 (620) (273) 1,288 26,101 5,490 9.9% (630) -11.5% 6,120 11.1% 6.82

U.S GAAP to NON-GAAP RESULTS RECONCILIATION

(Unaudited: Dollars in millions except per share amounts)

1Q 2019 CONTINUING OPERATIONS

	GAAP CONT OPS REPORTED	DISC OPS ADJUSTMENTS	CONTINUING OPS AS ADJUSTED	ACQUISITION ADJUSTMENTS	RETIREMENT ADJUSTMENTS	TAX REFORM IMPACTS	OPERATING
Gross Profit	8,043	1,190	6,853	74	-	-	6,927
Gross Profit Margin	44.2%	24.4%	51.5%	0.6Pts	-	-	52.1%
SG&A	4,691	412	4,278	(119)	-	-	4,159
RD&E	1,433	18	1,415	0	-	-	1,415
I/P & Custom Development Income	(101)	(1)	(101)	0	-	-	(101)
Other Income & Expense	(73)	11	(84)	23	(129)	-	(189)
Interest Expense	210	0	210	(36)	0	-	174
Total Expense & Other Income	6,160	441	5,719	(132)	(129)	-	5,459
Pre-Tax Income	1,883	749	1,134	206	129	-	1,468
PTI Margin	10.4%	15.3%	8.5%	1.5Pts	1.0Pts	-	11.0%
Tax	289	134	155	45	18	(141)	78
Tax Rate	15.4%	17.9%	13.7%	1.2Pts	0.0Pts	(9.6)Pts	5.3%
Net Income	1,593	615	979	160	111	141	1,390
Net Income Margin	8.8%	12.6%	7.4%	1.2Pts	0.8Pts	1.1Pts	10.5%
Diluted EPS	1.78	0.69	1.09	0.18	0.12	0.16	1.56

2Q 2019 CONTINUING OPERATIONS

	GAAP CONT OPS REPORTED	DISC OPS ADJUSTMENTS	CONTINUING OPS AS ADJUSTED	ACQUISITION ADJUSTMENTS	RETIREMENT ADJUSTMENTS	TAX REFORM IMPACTS	OPERATING
Gross Profit	9,010	1,207	7,802	72	-	-	7,874
Gross Profit Margin	47.0%	24.9%	54.5%	0.5Pts	-	-	55.0%
SG&A	5,456	650	4,806	(144)	-	-	4,662
RD&E	1,407	20	1,387	0	-	-	1,387
I/P & Custom Development Income	(222)	(1)	(221)	0	-	-	(221)
Other Income & Expense	(747)	11	(758)	119	(127)	-	(767)
Interest Expense	348	0	348	(168)	0	-	180
Total Expense & Other Income	6,242	680	5,562	(193)	(127)	-	5,241
Pre-Tax Income	2,768	528	2,241	265	127	-	2,633
PTI Margin	14.4%	10.9%	15.7%	1.9Pts	0.9Pts	-	18.4%
Tax	269	134	135	58	32	(14)	212
Tax Rate	9.7%	25.3%	6.0%	1.6Pts	0.9Pts	(0.5)Pts	8.0%
Net Income	2,499	394	2,106	207	95	14	2,421
Net Income Margin	13.0%	8.1%	14.7%	1.4Pts	0.7Pts	0.1Pts	16.9%
Diluted EPS	2.81	0.44	2.36	0.23	0.11	0.02	2.72

U.S GAAP to NON-GAAP RESULTS RECONCILIATION

(Unaudited: Dollars in millions except per share amounts)

3Q 2019 CONTINUING OPERATIONS

	GAAP CONT OPS REPORTED	DISC OPS ADJUSTMENTS	CONTINUING OPS AS ADJUSTED	ACQUISITION ADJUSTMENTS	RETIREMENT ADJUSTMENTS	TAX REFORM IMPACTS	OPERATING
Gross Profit	8,336	1,260	7,076	207	-	-	7,283
Gross Profit Margin	46.2%	26.5%	53.3%	1.6Pts	-	-	54.8%
SG&A	5,024	413	4,611	(446)	-	-	4,165
RD&E	1,553	21	1,532	(53)	-	-	1,479
I/P & Custom Development Income	(166)	(6)	(159)	0	-	-	(159)
Other Income & Expense	(31)	11	(41)	10	(136)	-	(168)
Interest Expense	432	0	432	(24)	0	-	408
Total Expense & Other Income	6,813	439	6,375	(513)	(136)	-	5,725
Pre-Tax Income	1,522	821	701	721	136	-	1,558
PTI Margin	8.4%	17.3%	5.3%	5.4Pts	1.0Pts	-	11.7%
Tax	(151)	148	(299)	144	(1)	(5)	(161)
Tax Rate	-9.9%	18.0%	-42.6%	29.0Pts	3.7Pts	(0.3)Pts	-10.3%
Net Income	1,673	673	1,000	577	137	5	1,719
Net Income Margin	9.3%	14.2%	7.5%	4.3Pts	1.0Pts	0.0Pts	12.9%
Diluted EPS	1.87	0.75	1.12	0.65	0.15	0.01	1.93

4Q 2019 CONTINUING OPERATIONS

	GAAP CONT OPS REPORTED	DISC OPS ADJUSTMENTS	CONTINUING OPS AS ADJUSTED	ACQUISITION ADJUSTMENTS	RETIREMENT ADJUSTMENTS	TAX REFORM IMPACTS	OPERATING
Gross Profit	11,100	1,297	9,803	187	-	-	9,989
Gross Profit Margin	51.0%	26.2%	58.2%	1.1Pts	-	-	59.4%
SG&A	5,433	404	5,028	(315)	-	-	4,714
RD&E	1,596	21	1,576	(0)	-	-	1,576
I/P & Custom Development Income	(159)	(1)	(158)	0	-	-	(158)
Other Income & Expense	(117)	11	(128)	(1)	(183)	-	(312)
Interest Expense	354	0	354	0	0	-	354
Total Expense & Other Income	7,107	435	6,672	(315)	(183)	-	6,173
Pre-Tax Income	3,993	862	3,131	502	183	-	3,816
PTI Margin	18.3%	17.4%	18.6%	3.0Pts	1.1Pts	-	22.7%
Tax	324	255	68	110	61	14	254
Tax Rate	8.1%	29.6%	2.2%	2.6Pts	1.5Pts	0.4Pts	6.6%
Net Income	3,669	607	3,062	392	122	(14)	3,562
Net Income Margin	16.8%	12.3%	18.2%	2.3Pts	0.7Pts	(0.1)Pts	21.2%
Diluted EPS	4.11	0.68	3.43	0.44	0.14	-0.02	3.99

U.S GAAP to NON-GAAP RESULTS RECONCILIATION (Unaudited: Dollars in millions except per share amounts) FY 2019 CONTINUING OPERATIONS GAAP CONT OPS REPORTED DISC OPS ADJUSTMENTS CONTINUING OPS AS ADJUSTED ACQUISITION ADJUSTMENTS RETIREMENT ADJUSTMENTS TAX REFORM IMPACTS OPERATING Gross Profit Gross Profit Margin SG&A RD&E I/P & Custom Development Income Other Income & Expense Interest Expense Total Expense & Other Income Pre-Tax Income PTI Margin Tax Tax Rate Net Income Net Income Margin Diluted EPS 36,488 47.3% 20,604 5,989 (648) (968) 1,344 26,322 10,166 13.2% 731 7.2% 9,435 12.2% 10.57 4,954 25.5% 1,880 79 (9) 44 0 1,994 2,960 15.2% 671 22.7% 2,289 11.8% 2.56 31,533 54.6% 18,724 5,910 (639) (1,012) 1,344 24,327 7,206 12.5% 60 0.8% 7,146 12.4% 8.00 540 0.9Pts (1,024) (53) 0 152 (228) (1,154) 1,693 2.9Pts 358 3.6Pts 1,335 2.3Pts 1.50 - - - - - (576) 0 (576) 576 1.0Pts 110 1.1Pts 466 0.8Pts 0.52 - 32,073 55.6% 17,700 5,857 (639) (1,436) 1,116 22,598 9,475 16.4% 382 4.0% 9,093 15.8% 10.18 - - - - - - - - - (146) (1.5)Pts 146 0.3Pts 0.16

The below table reconciles the non-GAAP financial information contained in Exhibit 1 of the investor relations article which was posted to IBM's Investor Relations website on December 27, 2021 and is included as Exhibit 99.1 in this Form 8-K:

($ in billions)	Year Ended December 31, 2020 Historical	Year Ended December 31, 2020 Pro Forma [1]
Income from continuing operations	$ 5.5	$ 5.3
Management adjustments	—	0.4
Tax effect of adjustments	—	(0.1)
Sub-total	$ 5.5	$ 5.6
Non-operating adjustments:		
Acquisition-related charges	1.9	1.8
Non-operating retirement-related costs/(income)	1.1	1.1
U.S. tax reform impacts	(0.1)	(0.1)
Separation-related charges[2]	0.0	—
Tax effect of adjustments	(0.6)	(0.6)
Operating (non-GAAP) net income	$ 7.8	$ 7.7

(1) The company's unaudited Pro Forma Condensed Consolidated Income Statement is included in Exhibit 99.3 to the company's Form 8-K furnished with the SEC on November 4, 2021

(2) The pro forma income from continuing operations already excludes certain Kyndryl separation-related charges that were included in the Kyndryl Discontinued Operations adjustment column of the unaudited Pro Forma Condensed Consolidated Income Statement.

Kyndryl's impact on fourth quarter of 2021 Operating (non-GAAP) earnings per share

Management has also provided within these materials an estimate of the impact on its fourth quarter of 2021 operating (non-GAAP) earnings per share as a result of reclassifying Kyndryl's operational activity to discontinued operations following the separation on November 3rd. This estimated impact represents adjusted discontinued operations earnings per share, a non-GAAP measure, which does not include Kyndryl separation-related transaction charges and potential one-time non-cash items (e.g., impairments) related to the Kyndryl separation. Direct and incremental separation-related transaction charges incurred to accomplish the Kyndryl separation include transaction and third-party support costs, business separation and applicable employee retention fees, pension settlement charges, and related tax charges.

The company is not able to provide a reconciliation of this non-GAAP measure to the corresponding GAAP measure at this time because of the uncertainty as well as variability in amount of the potential one-time non-cash items related to the Kyndryl separation.

Free Cash Flow / Modeled Free Cash Flow

The company uses free cash flow as a measure to evaluate its operating results, plan shareholder return levels, strategic investments and assess its ability and need to incur and service debt. The entire free cash flow amount is not necessarily available for discretionary expenditures. The company defines IBM free cash flow as net cash from operating activities less the change in Global Financing receivables and net capital expenditures, including the investment in software. A key objective of the Global Financing business is to generate strong returns on equity, and our Global Financing receivables are the basis for growth. Accordingly, management considers Global Financing receivables as a profit-generating investment, not as working capital that should be minimized for efficiency. Therefore, management presents free cash flow that excludes the effect of Global Financing receivables. Since the company views Global Financing receivables as a profit-generating investment which it seeks to maximize, it is not considered when formulating guidance for adjusted free cash flow. As a result, the company does not estimate a GAAP Net Cash from Operations expectation metric.

The company has also provided a 2020 post-separation IBM modeled free cash flow estimate to provide insight into IBM's estimated free cash flow following the separation of Kyndryl. The company defines IBM modeled free cash flow as IBM free cash flow, less Kyndryl's modeled free cash flow. Kyndryl's modeled free cash flow is estimated based on Kyndryl's 2020 historical financial statements, prepared on a carve-out basis under U.S. GAAP. The carve-out methodologies and principles may not be reflective of the results of operations, financial position and cash flows had Kyndryl been a separate company. Therefore, the company includes adjustments to reflect a more representative view of Kyndryl cash flows. The adjustments primarily relate to new commercial pricing arrangements and contract scope changes as well as a net reduction in expense compared to the allocated expenses from IBM included in Kyndryl's historical financial statements.

The below table reconciles the non-GAAP financial information contained in Exhibit 1 of the investor relations article which was posted to IBM's Investor Relations website on December 27, 2021:

($ in billions)		Year Ended December 31, 2020
Net Cash from Operations per GAAP	$	18.2
Less: change in Global Financing (GF) Receivables		4.3
Capital Expenditures, net		(3.0)
Free Cash Flow	$	10.8
Less: Kyndryl Modeled Free Cash Flow(1)		0.7
IBM Modeled Free Cash Flow	$	10.0

(1) See table below for the reconciliation of Kyndryl Modeled Free Cash Flow.

($ in billions)		Year Ended December 31, 2020
Net Cash from Operations per GAAP	$	0.6
Capital Expenditures, net		(0.9)
Free Cash Flow	$	(0.3)
New Commercial Pricing Arrangements and Contract Scope Changes(1)		0.5
Shared Services (Corporate Overhead)(2)		0.6
Kyndryl Modeled Free Cash Flow	$	0.7

(1) Primarily reflects the impact of new commercial pricing arrangements that Kyndryl and IBM have entered into prior to the Spin-off applied to historical purchases of goods and services from IBM as well as the net impact of incremental customer contracts transferred to Kyndryl from IBM that were not historically managed by Kyndryl and specific customer contracts being retained by IBM.

(2) Reflects the net reduction in costs for corporate overhead, primarily due to a flatter cost structure as Kyndryl becomes a stand-alone public entity. If Kyndryl decides to reduce resources or invest more heavily in certain areas in the future, that will be part of its discretionary future decisions and have not been included in this calculation.